United States
Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2008

Langer, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12991 (Commission File Number)	11-2239561 (IRS Employer Identification Number)

450 Commack Road, Deer Park, New York (Address of principal executive offices)	11729-4510 (Zip Code)

Registrant’s telephone number, including area code: 631-667-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)   On February 5, 2008, Kathryn Kehoe, the Company's Senior Vice President, submitted her resignation as an officer and employee of the Company, to become effective February 15, 2008. On February 7, 2008, the Company issued a press release with respect to the Ms. Kehoe's resignation, a copy of which is filed as an exhibit to this Current Report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated February 7, 2008, regarding the resignation of Kathryn Kehoe, Senior Vice President of the Company.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: February 7, 2008	Langer, Inc.

	By:	/s/ Kathleen P. Bloch
Kathleen P. Bloch, Vice President
and Chief Financial Officer

Exhibit Index

99.1	Press Release dated February 7, 2008, regarding the resignation of Kathryn Kehoe, Senior Vice President of the Company.